FAIR VALUE MEASUREMENTS	9 Months Ended
Sep. 30, 2021
Fair Value Disclosures [Abstract]
FAIR VALUE MEASUREMENTS
10.	FAIR VALUE MEASUREMENTS
The carrying values of cash and cash equivalents and restricted cash approximated fair value and were classified as level 1 in the fair value hierarchy. The carrying values of long-term deposits and other long-term liabilities approximated fair value and were classified as level 2 in the fair value hierarchy.
The estimated fair value of long-term debt as of September 30, 2021 and December 31, 2020 were approximately $2,012,444 and $1,693,260, respectively, as compared to its carrying value, excluding unamortized deferred financing costs and original issue premiums, of $2,100,128 and $1,600,129, respectively. Fair values were estimated using quoted market prices and were classified as level 1 in the fair value hierarchy for the 2021 5.000% Studio City Notes, the 2020 Studio City Notes and the 2019 7.250% Studio City Notes. Fair value for the 2016 Studio City Credit Facilities approximated the carrying value as the instrument carried variable interest rates that approximated the market rates and was classified as level 2 in the fair value hierarchy.
As of September 30, 2021 and December 31, 2020, the Company did not have any non-financial
assets or liabilities that were recognized or disclosed at fair value in the accompanying condensed consolidated financial statements.